UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2010 (November 12, 2010)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)   (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 12, 2010, Senior Housing Properties Trust, or we, our or us, entered into a series of 20 agreements, or the Purchase Agreements, for the purchase by us of 27 properties which are majority leased as medical office, clinic and biotech laboratory buildings, or MOBs, for purchase prices aggregating $470 million, payable in cash.  The properties to be purchased include approximately 2.8 million square feet in the aggregate and are located in 12 states. We intend to fund the proposed purchases with cash on hand and borrowings under our revolving credit facility.

The properties we have agreed to purchase have a current average occupancy (weighted by leasable area) of 95% and are leased primarily to medical service providers and other tenants in medical related businesses.  The largest of the properties are two office towers totaling approximately 331,000 square feet plus garages for approximately 1,700 cars which are attached by an enclosed walkway to Cedars-Sinai Medical Center in Los Angeles, California and are primarily leased to medical practice groups affiliated with that hospital.

The purchases under the individual Purchase Agreements are scheduled to be completed in a series of separate closings expected to be completed by June 30, 2011.  The purchases are subject to various closing conditions and contingencies typical of large commercial real estate transactions.  As a result, some or all of these purchases may be delayed or may not occur.

The descriptions of the Purchase Agreements are qualified in their entirety by reference to the Purchase Agreements, which are filed as Exhibits 10.1 to 10.20 to this Current Report and incorporated herein by reference.

The 27 properties are to be purchased from, and the other parties to the Purchase Agreements are, CommonWealth REIT, or CWH, and certain of its subsidiaries.  We were a 100% owned subsidiary of CWH until our common shares were spun off to CWH shareholders in 1999.  As a result of agreements entered into by us, CWH and others in connection with the spin off and subsequently, we acquired a right of first refusal to purchase from CWH and its subsidiaries certain properties (approximately 4.6 million square feet) leased by CWH principally to tenants in medical related businesses, in the event that CWH determined to sell such properties or in the event of a change of control of CWH or of the subsidiary which owns such properties, including properties that are subject to Purchase Agreements.  Excluding properties that are the subject of the Purchase Agreements, CWH continues to own 19 properties that remain subject to our right of first refusal.

In connection with our intended acquisition of the 27 properties, we also entered into an amendment to our business management agreement, or the Business Management Agreement, with Reit Management & Research LLC, or RMR.  Under the Business Management Agreement, RMR originates and presents investment and divestment opportunities to us and provides management and administrative services to us.  The Business Management Agreement provides, among other things, that RMR is entitled to a management fee at an annual rate equal to a percentage of our average invested capital, determined as specified in the Business Management Agreement.  The percentage applied to our existing investments at the time we were spun off from CWH is 0.5%. The annual percentage for the first $250.0 million of investments made after our spin off from CWH is 0.7%, and the percentage for investments above that amount is 0.5%.  In addition, RMR receives an incentive fee based upon increases in our funds from operations per share, as defined in the Business Management Agreement.  The incentive fee is paid in our common shares.

Our average invested capital for purposes of determining the management fees we pay to RMR is principally based on our historical cost of our acquisitions.  The amendment to the Business Management Agreement provides that the portion of management fees based on our average invested capital with respect to any of the 27 properties which we acquire from CWH will be based on CWH’s historical costs of those properties rather than our purchase prices under the applicable Purchase Agreements, so that the management fees we will pay to RMR will generally equal the fees that are currently being paid by CWH to RMR with respect to these properties.

The description of the amendment to the Business Management Agreement is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.21 to this Current Report and incorporated herein by reference.

We and CWH are managed by RMR.  One of our Managing Trustees, Barry M. Portnoy, is the Chairman and majority beneficial owner of RMR. Our other Managing Trustee, Adam D. Portnoy, beneficially owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  Messrs. Barry M. Portnoy and Adam D. Portnoy also serve as Managing Trustees of CWH, and Frederick N. Zeytoonjian serves as an Independent Trustee of us and of CWH.  Our and CWH’s executive officers are also officers of RMR.  We also own 250,000 common shares of CWH.  The terms of the purchases of the 27 properties were negotiated by special committees of each of our and CWH’s Boards of Trustees composed solely of independent trustees who are not also trustees of the other party.  Also, the purchase prices for the properties to be acquired were established by reference to an independent third party appraisal.  The amendment to our business management agreement with RMR described above was approved by the compensation committee of our board of trustees, which consists solely of our Independent Trustees.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including CWH, and all of our Trustees and the trustees and directors of the other shareholders of AIC are also directors of AIC.

For more information about the relationships among us, our Trustees, our executive officers, CWH, RMR, AIC and other companies to which RMR provides management services, and risks which arise from these relationships, please refer to our filings with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), our Proxy Statement dated February 22, 2010 relating to our 2010 Annual Shareholders Meeting (including the information regarding our Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), and Item 1.01 in our Current Report on Form 8-K filed with the SEC on January 13, 2010.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•              THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO PURCHASE 27 PROPERTIES FOR $470 MILLION AND THAT THESE PURCHASES ARE EXPECTED TO BE COMPLETED IN A SERIES OF SEPARATE CLOSINGS BY JUNE 30, 2011.  THE CLOSING OF THESE PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF

LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  AS A RESULT, SOME OR ALL OF THESE PURCHASES MAY BE DELAYED AND MAY NOT OCCUR.

•              THIS CURRENT REPORT STATES THAT THE TERMS OF THE PURCHASES OF THE 27 PROPERTIES WERE NEGOTIATED BY SPECIAL COMMITTEES OF EACH OF OUR AND CWH’S BOARDS OF TRUSTEES COMPOSED SOLELY OF INDEPENDENT TRUSTEES WHO ARE NOT ALSO TRUSTEES OF THE OTHER PARTY AND THAT THE AGREED AGGREGATE PURCHASE PRICE WAS ESTABLISHED BY REFERENCE TO AN INDEPENDENT THIRD PARTY APPRAISAL.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE PURCHASE PRICES AND OTHER TERMS OF THESE TRANSACTIONS ARE AS FAVORABLE TO US AS THOSE IN ARMS LENGTH TRANSACTIONS.  WE AND CWH ARE BOTH MANAGED BY RMR AND HAVE COMMON TRUSTEES AND HAVE OTHER RELATIONSHIPS.  ACCORDINGLY, WE AND CWH MAY BE CONSIDERED TO BE RELATED PARTIES, AND THERE CAN BE NO ASSURANCE THAT THE AGGREGATE PURCHASE PRICE AND OTHER TERMS OF THE TRANSACTIONS ARE AS FAVORABLE TO US AS WE MAY HAVE OBTAINED IN ARMS LENGTH TRANSACTIONS.

OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ARE DESCRIBED UNDER THE CAPTION “RISK FACTORS” IN EACH OF OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 21, 2009, AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 8.01.  Other Events.

On November 12, 2010, we issued a press release announcing that we had entered agreements to sell 27 properties, which agreements are further described in Item 1.01 of this Current Report. A copy of that press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits.

10.1

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 5 Hampshire, 15 Hampshire and 100 Hampshire, Mansfield, MA).

10.2

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Lakewood Property Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 7600 Capital of Texas Highway, Austin, TX).

10.3

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at One Southern Court, West Columbia, SC).

10.4

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 6937 IH 35 North-AM Founders, Austin, TX).

10.5

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 201

Executive Center Drive, Columbia, SC).

10.6

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at One Stuart Plaza, George Station Road, Greensburg, PA).

10.7

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at730 Holiday Drive, Pittsburgh, PA).

10.8

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 723 Dresher Road, Horsham, PA).

10.9

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 216 Mall Boulevard, King of Prussia, PA).

10.10

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRP NOM L.P., as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 5260 Naiman Parkway, Solon, OH).

10.11

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at AOC-Buena Vista Building, Buena Vista, SE, AOC-LAB Building, 1801A Randolph, SE, AOC-Randolph Building, 1801 Randolph, SE, and AOC-Sandia Vista Building, Buena Vista, SE, Albuquerque, NM).

10.12

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 4411 The 25 Way and 4420 The 25 Way, Albuquerque, NM).

10.13

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 3000 Goffs Falls Road, Manchester, NH).

10.14

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at1305 Corporate Center Drive, Eagan, MN).

10.15

Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRP NOM 2 L.P., as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 59 Executive Park South, Atlanta, GA).

10.16

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Blue Dog Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 866 North Main Street, Wallingford, CT).

10.17

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 40 Sebethe Drive, Cromwell, CT).

10.18

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Cedars LA LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at Cedars Sinai I, 8631 West Third Street, East Tower and Cedars Sinai II, 8635 West Third Street, West Tower, Los Angeles, CA).

10.19

Purchase and Sale Agreement, dated as of November 12, 2010, by and between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 2444 West Las Palmaritas Drive, Phoenix, AZ).

10.20	Purchase and Sale Agreement, dated as of November 12, 2010, by and between HRPT Medical Buildings

Realty Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1295 Boylston Street, Boston, MA).

10.21	Amendment, dated as of November 12, 2010, to Business Management Agreement between Reit Management & Research LLC and Senior Housing Properties Trust.

99.1	Press Release, dated November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: November 18, 2010